UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2017

Kubota Pharmaceutical Holdings Co., Ltd.
(Exact name of registrant as specified in its charter)

Japan (State or other jurisdiction of incorporation)	000-55133 (Commission File Number)	98-1295657 (IRS Employer Identification No.)
4-20-3 Ebisu, Shibuya-ku
Tokyo, Japan 150-6018
(Address of principal executive offices, including zip code)
+81 3-5789-5872
(Registrant’s telephone number, including area code)
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging Growth Company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

Item 2.02. Results of Operations and Financial Condition.
On May 10, 2017 (Japan Standard Time), Kubota Pharmaceutical Holdings Co., Ltd. (the "Company") filed with the Tokyo Stock Exchange a Japanese report referred to as “Kessan Tanshin,” (the "Tanshin") which contained the Company's unaudited financial results for the three months ended March 31, 2017. A copy of the English translation of the Tanshin is attached hereto as Exhibit 99.1.
The information furnished in this Form 8-K, including the exhibit hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
The statements contained in the Tanshin and this Form 8-K regarding projected financial results for the year ending December 31, 2017 are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The Company has based these forward-looking statements largely on its expectations and projections about future events and financial trends affecting the financial condition and/or operating results of its business. These statements involve risks and uncertainties that could cause the Company’s actual results to differ materially, including, but not limited to the risk that our product candidates will not demonstrate the expected benefits and will not achieve regulatory approval or be successfully commercialized, the risk of delays in our expected clinical trials, the risk that new developments in the intensely competitive ophthalmic pharmaceutical and device markets require changes in our clinical trial plans or limit the potential benefits of our product candidates, the risk that our pre-clinical development efforts may not yield additional product candidates, the impact of expanded product development and clinical activities on operating expenses, our dependence on and our ability to retain and motivate our key management and scientific staff, and other risks and uncertainties inherent in the process of discovering and developing therapeutics and devices that demonstrate safety and efficacy. For a detailed discussion of these and other risk factors, please refer to the Company’s filings with the Securities and Exchange Commission, which are available on the Company’s investor relations Web site (http://http://www.kubotaholdings.co.jp/en/ir/index.html) and on the SEC’s Web site (http://www.sec.gov).

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	English translation of Tanshin, dated May 10, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KUBOTA PHARMACEUTICAL HOLDINGS CO., LTD.
Dated:	May 10, 2017
BY:
/s/ John Gebhart
John Gebhart
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	English translation of Tanshin, dated May 10, 2017.